CONSENT OF INDEPENDENT AUDITORS


We consent to the use in this Post-Effective Amendment No. 11 to Registration Statement No. 33-50907 of Morgan Stanley Global Utilities Fund, formerly Morgan Stanley Dean Witter Global Utilities Fund, on Form N-1A of our report dated April 16, 2002, incorporated by reference in the Prospectus and appearing in the Statement of Additional Information, and to the references to us under the captions "Financial Highlights" in the Prospectus and "Custodian and Independent Auditors" and "Experts" in the Statement of Additional Information, both of which are part of such Registration Statement.


Deloitte & Touche LLP
New York, New York
April 26, 2002